Antares Pharma, Inc.

Improving Pharmaceuticals Through Advanced Drug
Delivery Systems

AMEX: AIS

May 2007

This presentation may contain forward-looking statements which are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934 and the Private Securities
Litigation Reform Act of 1995.  Investors are cautioned that statements which are not strictly historical statements, including, without limitation, statements regarding the plans, objectives and future financial performance of Antares Pharma, constitute forward-looking statements which involve risks and uncertainties.  The Company’s actual results may differ materially from those anticipated in these forward-looking statements based upon a number of factors, including anticipated operating losses, uncertainties associated with research, development, testing and related regulatory approvals, unproven markets, future capital needs and uncertainty of additional financing, competition, uncertainties associated with intellectual property, complex manufacturing, high quality requirements, dependence on third-party manufacturers, suppliers and collaborators, lack of sales and marketing experience, loss of key personnel, uncertainties associated with market acceptance and adequacy of reimbursement, technological change, and government regulation.  For a more detailed description of the risk factors associated with the Company, please refer to the Company’s periodic reports filed with the U.S. Securities and Exchange Commission from time to time, including its Annual Report on Form 10-K for the year ended December 31, 2006.  Undue reliance should not be placed on any forward-looking statements, which speak only as of the date of this presentation.
The Company undertakes no obligation to update any forward-looking information contained in t his presentation.

Safe Harbor Statement

Antares Overview

WE ARE A LEADING PRODUCT COMPANY WITH:

THREE VALIDATED DRUG DELIVERY  PLATFORMS

MULTIPLE PRODUCTS IN KEY THERAPEUTIC FIELDS

GROWING REVENUE STREAM

OUR OWN PRODUCT ENTERING PIVOTAL TRIALS

SIGNIFICANT DEVELOPMENT PIPELINE

GLOBAL PRESENCE / LOCATIONS IN BASEL,
SWITZERLAND; EWING, NJ; MINNEAPOLIS, MN

Experienced Management

Jack E. Stover, President & CEO / Sicor, Gynetics, B. Braun

Robert F. Apple, Sr. VP & CFO / InKine Pharmaceuticals

Dario N. R. Carrara, PhD, SVP & Managing Director / Permatec

Peter L. Sadowski, PhD, VP Device Division

James E. Hattersley, VP Corporate Business Development

Michael L. Kasprick, VP Business Development, Device Division

Antares is in the “Sweet Spot”

WE PROVIDE:

DIFFERENTIATION IN THE NEW GENERIC-
BIOLOGICS MARKETPLACE

NOVELTY AND PATENTS FOR EXISTING DRUGS

COST EFFECTIVE AT-HOME PATIENT SYSTEMS

LOWER EFFECTIVE DOSE AND SAFETY WHICH
THE FDA REQUIRES

AREAS OF THERAPEUTIC FOCUS

WOMENS’ HEALTH / UROLOGY

CENTRAL NERVOUS SYSTEM (CNS)

GENERIC BIOLOGICS

Long Term Growth Strategy

USING OUR VALIDATED TECHNOLOGIES WE WILL:

Develop products with our partners’ active
ingredients in our delivery systems

Utilize device division near-term revenues to
support longer term product development

Develop and commercialize our own niche
products

Validated Drug Delivery Platforms

1.

Transdermal
ATD™Gel
Technologies

Advanced Transdermal Delivery (ATDTM)

Systemic

Compatible with single or multiple actives

3.          Fast Melt
Tablet
Technologies

EasyTec™ Orally Disintegrating Tablets

2.          Injection
Devices

Vision / Valeo Needle-free Reusable Injection Devices

Vibex Mini-needle Disposable Injection Devices

Launch

Available

Nestorone ATD™
(contraception)

Available

Alprazolam ATD™

(anxiety / panic disorder)

Available

Testosterone ATD™

(FSD)

BioSante (US), EU
Available

Licensing

File / Appv

Phase III

Phase II

Phase I

Preclinical

ATD™ Gel Products

Product Pipeline

Easy TEC ™ (ODT)

US Mid ‘07

EU Available

Ibuprofen (pain)

Launch

Licensing

File / Appv

Phase III

Phase II

Phase I

Preclinical

Fast Melt Tablets

Licensing

Mfg Scale-Up & Launch

Partner Clin & Reg

Design/Development

Injection Devices

Launched

Licensed for  hGH  and
Insulin

Licensed in 2 fields,
available other fields

Medi-Jector VISION® /
VALEO™   (insulin, hGH)

Vibex™ Mini-Needle

(undisclosed fields)

Anturol™ ATD™

(overactive bladder)

Estradiol Gel (Elestrin ™)
(Menopausal symptoms)

EU

PARTNERED PRODUCTS

PARTNERS

Elestrin™ Market and Opportunity
MARKET MOVING TO TOPICALS

Transdermal estrogen products won 15.5% of the
$1.9 billion market (up 8.8% since 2002)

45 million American women currently in
menopause

One dose of Elestrin is 50% lower than the next
lowest dose

Compliance and ease of application: Elestrin is
fast-drying and administered in a pre-measured
dose

Elestrin™ Commercial Partnership
ATD™ Gel Drug Delivery Platform

Bradley signs as marketing partner

Up to $13 million in milestones

Payments of $2.6 million received

Royalty payments upon
commercialization

Bradley sales force of 70 specialty reps

Antares has the sole rights in Europe and
elsewhere

Low-Dose Testosterone for Women
ATD™ Gel

Phase II Study showed 238% increase in
satisfying sexual events

Phase III currently underway in US with BioSante,
our licensee

Antares has rights to all clinical data and
marketing rights in EU

P & G has received approval and launched their
FSD product Intrinsa™ in France, Germany and
the UK

Antares could obtain approval in EU next

TEVA Commercial Agreements

Three development and supply agreements to date

Teva actives (biologic, generic & branded generic)
in our novel delivery systems

Attractive economic terms for AIS

Upfronts, milestones, device sales & royalties

Products anticipated to launch over the next three
years

Products disclosed upon filing or approval

BASIS OF OUR TEVA
AGREEMENTS

Rapid injection

Elimination of sharps
disposal

High quality subcutaneous
injection

Pipeline Opportunities

Interferons,Oncology,
MS,Therapeutic
Monoclonal Antibodies,
Biogenerics

Needle-Free (Reusable) and

Mini-Needle (Disposable)

Injection Device Drug Delivery Platform
Advantages

JOINT DEVELOPMENT WITH POPULATION COUNCIL
UNIQUE ATD ™GEL CONTRACEPTIVE

Phase I scheduled to begin soon

24- 48 hour sustained release contraceptive in our
ATD™ gel

Using API acquired from Merck KG

Unique combination of products using natural
estradiol instead of synthetic estrogen

Minimal adverse events

Fast Melt Tablet Drug Delivery Platform

Multi-national pharmaceutical partner

Feasibility and development agreement signed
November 2006

Opioid analgesic to be delivered via Antares’
proprietary EasyTec (ODT) delivery platform

Opportunity for product life cycle extension

EASY TEC™ (ODT) Agreement

PIPELINE

UROLOGICAL ADVISORY BOARD

Alan J. Wein, MD, PhD- Professor & Chair, Urology /U of P

Roger R. Dmochowski, MD- Professor, Urology / Vanderbilt

Joseph F. Harryhill, MD, FACS- Asst. Clinical Professor, Urology /
U of P

Diane K. Newman, RNC, MSN- Co-Director, Penn Center for
Continence and Pelvic Health / U of P

Victor W. Nitti, MD- Assoc. Professor and Vice Chair NYU / School
of Medicine

Lauri J. Romanzi, MD,FACOG- Clinical Assoc. Professor / Weill
Cornell Medical College/New York Presbyterian Hospital

David R. Staskin, MD- Assoc. Professor, Urology / Weill Cornell
Medical College/ New York Presbyterian Hospital

David O. Sussman, DO- Clinical Assoc. Professor / UMDNJ

Our innovative Overactive Bladder
product will have…

         Fast onset of therapeutic activity

         Decreased incidence of systemic AE’s

         Lower incidence of local/on-site irritation

         Accurate, improved once-daily dosing

         More flexibility and discretion than patch

ATD ™ Oxybutynin Gel: ANTUROL™

U.S. Market Potential: $200 million

Additional potential as first line therapy

Anturol™ Phase II Trial: Skin Erythema
Comparison to OXYTROL Patch

Overall, skin irritation due to the gel is about 1/3 lower than the patch, comparing data from the marketed 3.9mg/d patch.

Dose proportionality across all doses tested

Steady state achieved after 3 applications (i.e., 3 days)

Efficacy expected to be comparable to marketed
products

Safety aspects

DEO / OXY similar to Oxytrol patch

Superior skin tolerance

Cmax not higher than oral products

Anturol™ Phase II Trial: Conclusions

Anturol Gel Delivery Efficacy Compared to Watson Gel

Data from in vitro study 679/06 using excised pig skin (N=3)

ANTUROL Gel 3% delivers 2.6-fold higher OXY levels compared to WATSON
Gel 4%,

      despite a 2-fold lower drug dose (0.18 mg/cm² versus 0.37 mg/cm²)

X 2.6
(p=0.02)

Design of pivotal trial and dosing protocol reviewed by FDA

180 patients per arm

12 week, multi-center

Selected dosing vs. Placebo

Clinical endpoint: # of incontinence episodes

Scale-up to 500 kg batch size initiated

Underway in Q3-2007

ATD patent notice of allowance issued Feb 2007

                                PHASE III TRIAL AND TIMELINES

UROLOGY: ANTUROL® ATD™ GEL

Selected Financial Information

Consolidated

Financial

Data

(In thousands)

December

3

1

, 2006

December 31, 2005

Cash and

investments

............................

$

7

,

700

$

2,7

00

Total assets

.

……………………………….

11,500

6,200

Total l

iabilities

................................

..........

6

,

500

5,4

00

Total stockholders’ equity ………………

5,100

760

Billings receiv

ed and/or accrued ………

5,300

2,200

Total revenue ………………………………

4,300

2,200

AIS Capital  Overview

Market Cap: $82 M**

Shares Outstanding: 53 MM*

Fully Diluted Shares: 79 MM*

Avg Daily Volume (3 m): 238,000**

52-Week Range: $0.86-$1.75*

$10 Million Credit Facility

*as of 12.31.06

**as of 4.27.07

2007 Milestones

Receipt of additional milestones from Bradley        Q1

Initiation of pivotal clinical trials for Anturol®                                            Q3

Launch of Elestrin™ - royalty stream           Q3

Additional  partnerships, including Anturol®                                               Q4

Approval of hGH in Needle-Free Injector                                 Q4

Phase I results of Nestorone® contraceptive gel                                   Q4

New EasyTec™(ODT) feasibility/development agreement                               2007

Continued revenue build to cash flow break-even                              2007

2006 Key Accomplishments

FDA approval of Elestrin™ for HRT  / ATD™ platform
validated with this approval

Two  Teva deals - revenues over the next three years

Positive Phase II results for Anturol™

Population Council contraceptive joint development
agreement

510k filed for hGH

ODT agreement / Life cycle planning opportunities

Significant financial improvement with manageable burn

Antares Pharma, Inc.

Improving Pharmaceuticals Through Advanced Drug
Delivery Systems

AMEX: AIS

May 2007

www.antarespharma.com